Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report Amendment No. 2 of Big Sky Energy Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. A. Sehsuvaroglu, Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2005	By:	/s/ S. A. Sehsuvaroglu Name: S.A. Sehsuvaroglu Title: Chief Executive Officer (Principal Executive Officer)